                                                                   EXHIBIT 10.41

                                 AMENDMENT SIX

                       COUNTRYWIDE CREDIT INDUSTRIES, INC.

                             1993 STOCK OPTION PLAN
                   (AMENDED AND RESTATED AS OF MARCH 27, 1996)


       WHEREAS, Countrywide Credit Industries, Inc. (the "Company") desires to amend the Countrywide Credit Industries 1993 Stock Option Plan (As Amended and Restated as of March 27, 1996) (the "Plan") to provide options to nonemployee directors of affiliated companies of the Company.

       NOW, THEREFORE, the Plan shall be amended as follows:

       1. Section 2(m) of the Plan shall be amended by adding the following sentence at its end:

              "Solely for purposes of options granted under this Plan, "Eligible Employee" shall include a Nonemployee Affiliate Director."

       2. Sections 2(r) through 2(bb) shall be renumbered as 2(s) through 2(cc) and new Section 2(r) shall be added as follows:

              "Nonemployee Affiliate Director" means any nonemployee director of an affiliated company of the Company."

       IN WITNESS WHEREOF, the Company has caused this Amendment Six to be executed by its duly authorized officer this 19 day of June, 2001.

                                        Countrywide Credit Industries, Inc.



                                        By: /s/ Anne McCallion
                                            ------------------------------------
                                            Anne McCallion
                                            Managing Director,
                                            Chief Administrative Officer


Attest:


/s/ Jordan Dorchuck
-------------------------------